                                 EXHIBIT (14)

                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA K

Know all men by these presents that Patrick S. Baird, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof


                                            /s/ Patrick S. Baird
                                     -------------------------------------------
                                     Patrick S. Baird
                                     Senior Vice
                                     President Transamerica Life Insurance
                                     Company


January 2, 2002
---------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA K

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA K, and to tile the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                           /s/ Craig D. Vermie
                                     -------------------------------------------
                                     Craig D. Vermie Vice
                                     President Transamerica Life Insurance
                                     Company


January 2, 2002
---------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA K

Know all men by these presents that Bart Herbert, Jr., whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                                    /s/ Bart Herbert, Jr.
                                              ----------------------------------
                                              Bart Herbert, Jr.
                                              Executive Vice President
                                              Transamerica Life Insurance
                                              Company


January 2, 2002
---------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA K

Know all men by these presents that Larry N. Norman, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                              /s/ Larry N. Norman
                                        ---------------------------------------
                                        Larry N. Norman President
                                        Transamerica Life Insurance
                                        Company


January 2, 2002
---------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                             SEPARATE ACCOUNT VA K


Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                             /s/ Brenda K. Clancy
                                      ------------------------------------------
                                       Brenda K. Clancy
                                       Vice President
                                       Transamerica Life Insurance
                                       Company


January 2, 2002
---------------
 Date

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                             SEPARATE ACCOUNT VA K

Know all men by these presents that Robert J. Kontz, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.



                                                     /s/ Robert J. Kontz
                                              ----------------------------------
                                              Robert J. Kontz
                                              Vice President
                                              Transamerica Life Insurance
                                              Company


January 2, 2002
---------------
Date

                              POWER OF ATTORNEY
                               WITH RESPECT TO
                             SEPARATE ACCOUNT VA K

Know all men by these presents that Douglas C. Kolsrud, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.



                                             /s/ Douglas C. Kolsrud
                                        ---------------------------------
                                        Douglas C. Kolsrud
                                        Senior Vice President
                                        Transamerica Life Insurance
                                        Company



January 2, 2002
---------------
Date